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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):     July 26, 2002

                               CD Warehouse, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


         000-21887                                      73-1504999
         ---------                                      ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


900 N. Broadway, Oklahoma City, OK                                       73102
----------------------------------                                       -----
   (Address of principal executive offices)                           (Zip Code)

                                 (405) 236-8742
                                 --------------
                  (Registrant's telephone, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 26, 2002, the Company issued a Press Release filed herewith as
Exhibit 1.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CD WAREHOUSE, INC.
                                            (Registrant)


Date:   July 26, 2002                   By:  /s:/  Christopher M. Salyer
                                           -------------------------------
                                           Christopher M. Salyer,
                                           President and Chief Executive Officer

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